

NHI®

Q1 2022 SUPPLEMENTAL

TABLE OF CONTENTS

FORWARD LOOKING STATEMENTS AND RISK FACTORS:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as "may," "will," "believes," anticipates," "expects," "intends," "estimates," "plans," and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking. Such risks and uncertainties include, among other things, the impact of COVID-19 on our tenants and the risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2020. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the quarter ended March 31, 2022.

COVER: **The Charlotte, operated by Senior Living Communities, in Charlotte, NC.**

WE INVEST IN RELATIONSHIPS

NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), is a real estate investment trust specializing in sale-leaseback, joint-venture, mortgage and mezzanine financing of need-driven and discretionary senior housing and medical facility investments. NHI's portfolio consists of independent, assisted and memory care communities, entrance-fee retirement communities, skilled nursing facilities, medical office buildings and specialty hospitals.

LEADERSHIP



Eric Mendelsohn
President & CEO



Kristin S. Gaines
Chief Credit Officer



Kevin Pascoe
Chief Investment Officer



John Spaid
Chief Financial Officer



David Travis
Chief Accounting Officer



Michelle Kelly
SVP, Investments



Dana Hambly
VP, Finance & IR

ANALYST COVERAGE

Aaron Hecht, JMP Securities
Connor Siversky, Berenberg
Daniel Bernstein, Capital One Securities, Inc.
John Kim, BMO Capital Markets
Austin Wurschmidt, KeyBanc Capital Markets
Michael Lewis, Truist Securities
Rich Anderson, SMBC Nikko Securities America, Inc.
Steve Manaker, Stifel
Tayo Okusanya, Credit Suisse

CONTACT INFORMATION

National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
615.890.9100 | investorrelations@nhireit.com

Transfer Agent
Computershare Trust Company, N.A
P.O. Box 43078
Providence, RI 02940-3078
800.942.5909

NHI NYSE

PORTFOLIO OVERVIEW

HIGHLIGHTS

- Diversified portfolio of exceptional healthcare properties
- Conservatively managed balance sheet
- Industry leading FFO growth
- Healthy dividend coverage



AS OF MAY 9, 2022

- 132 SENIOR HOUSING
- 68 SKILLED NURSING
- 1 HOSPITAL

201 PROPERTIES | 30 OPERATING PARTNERS | 32 STATES

EXCLUDES PROPERTIES HELD FOR SALE


PARTNERS[1]
3% SMALL
15% NHC
11% ENSIGN
8% LCS
23% SLC
12% BICKFORD
5% HSM
3% SLM
3% PRESTIGE
2% DISCOVERY
1% CHANCELLOR
14% OTHER

Regional 63% Small 3%
Public 26% National Private Chain 8%


ASSETS[1]
OTHER INCOME[2] 4%
SKILLED 35%
1% HOSPITAL & MOB
32% ENTRANCE FEE
2% INDEPENDENT LIVING
ASSISTED LIVING 22%
SENIOR LIVING CAMPUS 4%

Sr. Hsng. Need-Driven 26% Medical 36%
Sr. Hsng. Discretionary 34% Other Income 4%[2]

[1] *Based on annualized cash revenue of $222.7 million in place at March 31, 2022.*
[2] *Other income consists primarily of revenue from non-mortgage notes receivable.*

PORTFOLIO SUMMARY

as of March 31, 2022 (dollars in thousands)

	Properties	Units	YTD GAAP Revenue	YTD Straight Line	YTD Cash Revenue	Full Year Impact	Annualized Cash Revenue
Leases							
Senior Housing - Need Driven							
Assisted Living	76	4,023	$ 9,953	$ 185	$ 9,768	$ 30,316	$ 40,084
Senior Living Campus	11	1,507	1,443	(1,010)	2,453	7,363	9,816
Total Senior Housing - Need Driven	87	5,530	11,396	(825)	12,221	37,679	49,900
Senior Housing - Discretionary							
Independent Living	6	630	1,523	120	1,403	4,208	5,611
Entrance-Fee Communities	11	2,707	15,421	386	15,035	45,107	60,142
Total Senior Housing - Discretionary	17	3,337	16,944	506	16,438	49,315	65,753
Total Senior Housing	104	8,867	28,340	(319)	28,659	86,994	115,653
Medical Facilities							
Skilled Nursing	65	8,653	19,326	182	19,144	57,435	76,579
Hospitals	1	64	1,023	167	856	2,565	3,421
Total Medical Facilities	66	8,717	20,349	349	20,000	60,000	80,000
Holiday Lease Deposit	16	1,961	9,665	960	8,705	(8,705)	—
Current Year Disposals and Held for Sale			3,167	89	3,078	(3,078)	—
Total Leases	186	19,545	61,521	1,079	60,442	135,211	195,653
Escrow funds received from tenants			3,038		3,038	(3,038)	—
Total Rental Income			64,559		63,480	132,173	195,653
Mortgages and Other Notes Receivable							
Senior Housing - Need Driven	10	673	1,929		1,929	5,957	7,886
Senior Housing - Discretionary	2	714	2,658		2,658	7,973	10,631
Skilled Nursing	3	180	97		97	290	387
Other Notes Receivable		—	2,031		2,031	6,097	8,128
Total Mortgage and Other Notes	15	1,567	6,715		6,715	20,317	27,032
Investment and Other Income			52		52	(52)	—
Total Revenue			$ 71,327	$ 1,079	$ 70,248	$ 152,437	$ 222,685

OPERATING PARTNERS

Operator	Description	Ownership	Market Focus	% of Revenue[1]
Senior Living Communities	Senior Living Communities owns and operates luxury retirement communities located in Connecticut, South Carolina, North Carolina, Florida, Georgia and Indiana.	Private	SHO	23%
NHC National HealthCare Corporation	Founded in 1971, National HealthCare Corporation (NYSE American: NHC) is a publicly traded operator, specializing in skilled nursing centers along with assisted and independent living facilities. NHC oversees more than 9,000 skilled nursing beds across 10 states, with properties located in the Southeastern, Northeastern, and Midwestern parts of the United States.	Public	SNF/SHO	15%
Bickford	Bickford Senior Living manages or operates over 60 independent living, assisted living, and memory care branches throughout the country. They are also an experienced developer, constructing over 150 communities.	Private	SHO	12%
Ensign Group	The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at multiple locations across 13 states.	Public	SNF	11%
LCS	Based in Des Moines, Iowa, and established in 1971, Life Care Services operates and develops continuing care retirement communities, stand-alone assisted living, memory care, and rental communities nationwide.	Private	SHO	8%
HSM Health Services Management, Inc.	Health Services Management is a non-profit formed in 2000. The Company operates more than 20 skilled nursing and assisted living facilities located in Florida, Indiana, Tennessee, and Texas.	NFP	SNF	5%
Prestige Care, Inc. / Prestige Senior Living, L.L.C.	Prestige Care operates a family of more than 80 senior communities throughout the western United States. Prestige Care provides a comprehensive senior service experience, offering assisted living, independent living, memory care, skilled nursing and rehabilitation. The company holds firm to a set of core values – respect, integrity, commitment and trust – that guide every aspect of its mission to personally touch lives every day.	Private	SNF/SHO	3%
SLM Senior Living Management Corporation	Senior Living Management Corporation is based in Coconut Creek, Florida and operates assisted living, memory care and skilled nursing facilities in Florida, Georgia and Louisiana.	Private	SHO	3%
Discovery Senior Living	For more than 25 years, Discovery Senior Living has become a recognized industry leader in developing, building and operating luxury, resort-style communities across the United States. Discovery provides more than 8,500 homes for seniors which include: villas, senior apartments, independent living, supervised independent living, assisted living and memory care homes.	Private	SHO	2%
CHC Chancellor Health Care, LLC	Chancellor Health Care is based in Windsor, California and formed in 1992. Chancellor operates on the full continuum of care and has more than 15 properties across 6 states, which include California, Colorado, Illinois, Maryland, Oregon, and Texas and serves over 750 seniors.	Private	SHO	1%

[1]*Based on annualized cash revenue of $222.7 million for contracts in place at March 31, 2022.*

EBITDARM LEASE COVERAGE

NHI TOTAL PORTFOLIO

Property Type	SHO	SNF	MEDICAL NON-SNF	TOTAL
Properties	121	74	2	197
4Q20	1.22x	2.92x	2.83x	1.78x
4Q21	0.98x	2.71x	2.80x	1.54x

Property Class	NEED DRIVEN	NEED DRIVEN EXCL. BICKFORD	DISCRETIONARY	DISCRETIONARY EXCL. SLC & HOLIDAY	MEDICAL	MEDICAL EXCL. NHC
Properties	92	51	29	4	76	34
4Q20	1.11x	1.04x	1.35x	1.78x	2.92x	2.20x
4Q21	0.80x	0.79x	1.16x	1.57x	2.72x	2.01x

Customers	NHC[1]	SLC[2]	BICKFORD[2]	HOLIDAY
Properties	42	10	41	16
4Q20	3.82x	1.30x	1.19x	1.13x
4Q21	3.61x	1.18x	0.82x	0.86x

NHI SAME-STORE PORTFOLIO[3]

Property Type	SHO	SNF	MEDICAL NON-SNF	TOTAL
Properties	118	73	1	192
4Q20	1.23x	2.94x	3.55x	1.78x
4Q21	0.98x	2.71x	2.91x	1.53x

Property Class	NEED DRIVEN	NEED DRIVEN EXCL. BICKFORD	DISCRETIONARY	DISCRETIONARY EXCL. SLC & HOLIDAY	MEDICAL	MEDICAL EXCL. NHC
Properties	89	48	29	4	74	32
4Q20	1.11x	1.04x	1.35x	1.78x	2.95x	2.19x
4Q21	0.81x	0.79x	1.16x	1.57x	2.72x	1.94x

Customers	NHC[1]	SLC[2]	BICKFORD[2]	HOLIDAY
Properties	42	10	41	16
4Q20	3.82x	1.30x	1.19x	1.13x
4Q21	3.61x	1.18x	0.82x	0.86x

NHI DISPOSITIONS

Property Type	LEGACY SHO	SHO DISPOSITIONS	SHO	LEGACY TOTAL	TOTAL DISPOSITIONS	TOTAL
Properties	141	20	121	221	24	197
4Q20	1.19x	0.89x	1.22x	1.74x	1.31x	1.78x
4Q21	0.93x	0.50x	0.98x	1.51x	1.20x	1.54x

Customers	LEGACY BICKFORD	BICKFORD DISPOSITIONS[4]	BICKFORD	LEGACY HOLIDAY	HOLIDAY DISPOSITIONS	HOLIDAY
Properties	48	7	41	26	10	16
4Q20	1.14x	0.82x	1.19x	1.12x	1.11x	1.13x
4Q21	0.76x	0.42x	0.82x	0.81x	0.70x	0.86x

All tables based on trailing 12 months; excludes transitioned properties under cash-flow based leases, loans, and mortgages; excludes development and lease up properties in operation less than 24 months; and includes pro forma cash rent for stabilized acquisitions in the portfolio less than 24 months.

[1] NHC based on corporate-level Fixed Charge Coverage Ratio and includes 3 independent living facilities.
[2] Excluding PPP funds received from 4Q20, SLC and Bickford coverage was 1.10x and 1.03x, respectively.
[3] Excludes properties that have transitioned operators in past 24 months and includes properties classified as held for sale.
[4] Includes a transitioned property to another operator in NHI portfolio.

PURCHASE OPTIONS & LEASE MATURITIES

Tenant Purchase Options (dollars in thousands)

Asset Type	Properties	Lease Expiration	1st Option Open Year	Option Type	Current Cash Rent ($)	% of Total[1]
HOSP	1	March 2025	Exercised	B	2,076	0.93%
SNF	7	August 2028	2025	C	3,462	1.55%
SHO	2	May 2035	2027	B	5,572	2.50%
SNF	1	September 2028	2028	C	492	0.22%
						5.20%

Option Type:
- A. Greater of fixed base price or fair market value
- B. Fixed base price plus a specified share on any appreciation
- C. Fixed base price
- D. Fixed capitalization rate on lease revenue

[1] *Based on annualized cash revenue of $222.7 million for contracts in place at March 31, 2022.*

Lease Maturities (annualized cash rent; dollars in thousands)

	Properties	SHO ($)	SNF ($)	Other ($)	Total ($)
2022	10	2,575	—	—	2,575
2023	2	799	3,059	—	3,858
2024	1	199	—	—	199
2025	1	537	—	—	537
2026	36	1,360	31,987	—	33,347
2027	3	11,529	—	—	11,529
2028	15	14,095	492	—	14,587
2029	29	53,114	13,907	—	67,021
2030	6	2,678	—	—	2,678
2031	27	10,617	1,579	—	12,196
2032	2	2,685	1,638	—	4,323
Thereafter	54	15,466	23,917	3,421	42,804

INVESTMENT RATIONALE

WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES

- FOCUSED ON GROWING WITH OUR 30 OPERATING PARTNERS AND SELECT NEW CUSTOMERS
- DIVERSIFIED INVESTMENT PLAN EMPHASIZING PRIVATE PAY SENIOR HOUSING PROPERTIES AND BEST-IN-CLASS SNF OPERATORS
- EXPERIENCED OPERATORS WITH PROVEN RECORD OF QUALITY CARE AND VALUE CREATION
- LOW LEVERAGE BALANCE SHEET AND STAGGERED LONG-TERM DEBT MATURITIES
- TARGET 60/40 EQUITY/DEBT FUNDING MIX

Investment History*
(dollars in millions)



$800
$700
$600
$500
$400
$300
$200
$100
$0
$752.1
$571.0
$310.1
$447.7
$214.0
$364.3
$329.0
$226.9
$120.5
$28.5
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Existing Relationship
New Relationship
10-Year Treasury
WACY



NOTES
12%
INVESTMENT STRUCTURE
LEASE
88%

*The average age of properties acquired since 2014-2022 is **17.4 years.** The total portfolio average age is **25.5 years.**

RECENT INVESTMENTS

Recent Lease Activity

(dollars in thousands)	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q2 2021								
Vizion Health*	HOSP	Lease	64/1	OK	8.50%	$ 40,250	$ (40,250)	$ —
Navion Senior Solutions	SHO	Lease	48/1	TN	7.50%	6,600	(6,600)	—
						$ 46,850	$ (46,850)	$ —
Q3 2020								
Encore Senior Living	SHO	Lease	43/1	WI	7.50%	$ 12,300[2]	$ (12,300)	$ —
Q2 2020								
Autumn Trace*	SHO	Lease	88/2	IN	7.25%	14,250	(14,250)	—
Q1 2020								
Life Care Services	EFC	JV	401/1	WA	6.75%	134,892	(134,892)	—
Bickford Senior Living	SHO	Lease	60/1	MI	8.00%	15,100[3]	(15,100)	—
						$ 176,542	$ (176,542)	$ —

Recent Loan Origination and Other Development Activity

(dollars in thousands)	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q1 2022								
Encore Senior Living	SHO	Construction Loan	108/1	WI	8.50%	$ 28,500	$ (4,241)	$ 24,259
						$ 28,500	$ (4,241)	$ 24,259
Q2 2021								
Montecito Medical*	MOB	Mezzanine Loan	N/A	N/A	9.50%[4]	$ 50,000	$ (15,754)	$ 34,246
Vizion-Health Brookhaven*	HOSP	Corporate	N/A	N/A	8.50%	20,000	(19,667)	333
Navion Senior Solutions	SHO	Corporate	N/A	N/A	8.00%	3,600	(3,600)	—
						$ 73,600	$ (39,021)	$ 34,579
Q4 2020								
Encore Senior Living	SHO	Construction Loan	110/1	WI	8.50%	$ 22,200	$ (19,698)	$ 2,502
Q2 2020								
Bickford Senior Living	SHO	Construction Loan	64/1	VA	9.00%	14,200	(10,285)	3,915
Watermark Retirement	EFC	Working Capital Note	420/2	CT	7.50%	5,000	(3,223)	1,777
Q1 2020								
Timber Ridge OpCo	EFC	Working Capital Note	N/A	N/A	6.00%	5,000	—	5,000
Bickford Senior Living	SHO	Mortgage	56/2	IN	7.00%	4,000	(4,000)	—
						$ 50,400	$ (37,206)	$ 13,194
Other Loan and Development Commitments								
Life Care Services	EFC	Senior Note	466/1	AZ	7.35%	$ 118,800	$ (111,271)	$ 7,529
Bickford Senior Living	SHO	Construction Loan	183/3	MI, VA	9.00%	28,700	(28,700)	—
Senior Living Communities	SHO	Revolving Credit	N/A	N/A	Variable	20,000	(14,341)	5,659
Watermark Retirement	SHO	Renovation	420/2	CT	7.50%	6,500	(4,436)	2,064
Encore Senior Living	SHO	Construction Loan	53/1	WI	8.50%	10,800	(9,071)	1,729
Navion Senior Solutions	SHO	Renovation	48/1	TN	8.00%	3,650	(600)	3,050
Others	N/A	Various	N/A	N/A	Various	2,800	(568)	2,232

** Indicates new operating relationship*

[1] Building count excludes renovations.

[2] Acquisition was partially funded with the cancellation of a $3.9 million second mortgage due from Encore Senior Living (formerly 41 Management).

[3] Acquisition was partially funded with the cancellation of a $14.0 million construction loan due from Bickford.

[4] NHI can earn an additional 2.5% in interest based upon certain future capital events including asset sales and recapitalizations.

CAPITALIZATION OVERVIEW

(dollar and share amounts in thousands)

QUARTER ENDED / AS OF	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021
Balance Sheet Data					
Gross cost of real estate assets	$ 2,783,259	$ 2,894,548	$ 3,021,664	$ 3,241,699	$ 3,266,255
Total assets	2,802,503	2,838,876	2,912,177	3,077,445	3,183,273
Total liabilities	1,313,706	1,321,893	1,362,971	1,520,385	1,620,558
Total noncontrolling interests	9,504	9,900	10,149	10,345	10,530
Total stockholder's equity attributable to NHI	1,479,293	1,507,083	1,539,057	1,546,715	1,552,185
Operating Data					
Total revenue	$ 71,327	$ 69,668	$ 73,833	$ 74,330	$ 80,885
Rental revenue - GAAP	64,559	60,907	67,043	68,351	74,749
Straight-line rents	1,079	2,414	3,798	4,150	4,241
Rental revenue - Cash[1]	60,442	54,374	60,063	62,026	68,347
Cash NOI	67,328	63,290	66,610	68,130	74,607
Adjusted EBITDA[2]	61,475	61,733	66,364	68,496	70,485
Interest expense	10,198	12,282	12,715	12,840	12,973
General & administrative expense	8,101	3,202	3,650	3,588	7,989
NAREIT FFO per common share	1.05	1.07	1.16	1.16	1.23
Normalized FFO per common share	1.10	1.06	1.15	1.16	1.24
Capitalization					
Common shares outstanding at end of each period	45,851	45,851	45,851	45,851	45,851
Market value of equity at end of each period	$ 2,705,668	$ 2,635,057	$ 2,453,029	$ 3,074,310	$ 3,314,110
Total debt	1,249,043	1,242,883	1,285,287	1,434,744	1,524,725
Secured debt	76,939	77,038	95,077	95,169	95,260
Net debt	1,212,921	1,205,471	1,236,894	1,402,200	1,411,350
Total market capitalization, including net debt	3,918,589	3,840,528	3,689,923	4,476,510	4,725,460
Ratios					
Interest coverage ratio	6.0x	5.0x	5.2x	5.3x	5.4x
Fixed charge coverage ratio	6.4x	5.2x	5.4x	5.6x	5.7x
Net debt to adjusted EBITDA (annualized)	4.9x	4.9x	4.8x	5.1x	5.0x
Net debt as a percentage of market capitalization	31.0 %	32.9%	33.5%	31.3%	29.9%
Total Debt / Gross Assets	36.9 %	36.4%	36.7%	38.8%	40.1%
Secured Debt / Gross Assets	2.3 %	2.3%	2.7%	2.6%	2.5%
Dividend Information					
Regular dividends declared per common share	$ 0.90	$ 0.90	$ 0.90	$ 0.90	$ 1.1025
Normalized FFO payout ratio per common share	81.8%	84.9%	78.3%	77.6%	88.9%
Dividends declared	$ 41,266	$ 41,266	$ 41,266	$ 41,266	$ 50,550
Normalized FFO payout ratio	81.9%	84.8%	78.6%	77.6%	89.7%
Normalized FAD payout ratio	78.3%	89.9%	80.6%	78.1%	84.9%
Portfolio Statistics					
Number of Properties	201	212	222	236	242

[1] For all periods presented the calculation of EBITDA includes GAAP interest expense, which excludes amounts capitalized during the period.

CAPITAL STRUCTURE

Fixed Charge Coverage


10
8
6
4
2
0
6.0x
5.4x
6.0x
5.5x
5.3x
2018
2019
2020
2021
2022


DEBT[1]
UNSECURED, VARIABLE
31%
UNSECURED, FIXED
63%
6%
SECURED, FIXED

Revolver Liquidity (dollars in millions)


$800
$700
$600
$500
$400
$300
$200
$100
$0
$520.0
$525.0
$550.0
$550.0
$615.0
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Balance
Available

Net Debt to Adjusted EBITDA


5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
4.5x
4.7x
4.7x
4.9x
4.9x[2]
2018
2019
2020
2021
2022

December 31, 2021		Amount	Rate[3]	% of Total	Maturity[3]
(dollars in thousands)					
Secured Debt					
Fixed Rate					
Fannie Mae Mortgage Loans	$	76,939	3.97%	6.1%	3 years
Total Secured Debt		76,939			
Unsecured Debt					
Fixed Rate					
Private Placement		400,000	4.15%	31.7%	3 years
Public Bonds		400,000	3.00%	31.7%	9 years
Variable Rate					
Revolving Credit Facility		85,000	1.46%	6.7 %	4 years
Term Loans		300,000	1.66%	23.8%	1 year
Total Unsecured Debt		1,185,000			
Subtotal		1,261,939	3.00%	100.0%	4 years
Note Discounts		(2,841)			
Unamortized Loan Costs		(10,055)			
Total Debt	$	1,249,043			

[1] *Excludes impact of unamortized discounts and loan costs*
[2] *Annualized, see page 19 for reconciliation*
[3] *Weighted average*

DEBT MATURITIES

Debt Schedule

(dollars in thousands)

Financial Instrument		Amount Outstanding[1]	Interest Rate[2]	Fixed/ Variable	Maturity	Years to Maturity	Secured
Credit Facility							
$700MM Revolver (S + 105)	$	85,000	1.46%	Variable	Mar-26	4.0	No
Bank Term Loan (S + 125)		300,000	1.66%	Variable	Sep-23	1.4	No
$125MM Private Placement Term Loan		125,000	3.99%	Fixed	Jan-23	0.8	No
$50MM Private Placement Term Loan		50,000	3.99%	Fixed	Nov-23	1.6	No
$75MM Private Placement Term Loan		75,000	3.93%	Fixed	Sep-24	2.4	No
$50MM Private Placement Term Loan		50,000	4.33%	Fixed	Nov-25	3.6	No
$100MM Private Placement Term Loan		100,000	4.51%	Fixed	Jan-27	4.8	No
$400MM Senior Unsecured Notes		400,000	3.00%	Fixed	Feb-31	8.8	No
Fannie Mae Term Loans		60,139	3.79%	Fixed	Apr-25	3.0	Yes
Fannie Mae Term Loan		16,800	4.60%	Fixed	Jul-25	3.3	Yes
Total Debt	$	1,261,939					
Weighted Averages			3.00%			4.4	

[1] As of March 31, 2022.
[2] Variable rates based on 1-month term SOFR plus a 10 basis points spread adjustment on March 31, 2022.

Debt Maturity Schedule[1]

(dollars in millions)



$800
$700
$600
$500
$400
$300
$200
$100
$0
Senior Notes
Line of Credit
Term Loans
Available Line of Credit
Secured Debt
Private Placement
$475
$300
$175
$75
$75
$127
$77
$50
$700
$615
$85
$100
$100
$400
$400
2022
2023
2024
2025
2026
2027
Thereafter

SELECT DEBT COVENANTS

Select Credit Facility, Private Placement and Public Bond Covenants[1]

Credit Facility		Requirement	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
Leverage ratio	$	<= 60%	38%	46%	44%	46%	43%	44%
Unencumbered leverage ratio		<= 60%	43%	52%	49%	51%	46%	48%
Secured leverage ratio		<= 30%	2%	3%	3%	3%	3%	3%
Fixed charge coverage ratio		>= 1.75	5.67	5.48	5.71	6.03	6.13	6.03
Tangible net worth		75% of tangible net worth at 12/31/2021	Pass	Pass	Pass	Pass	Pass	Pass

Private Placement		Requirement	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
Leverage ratio	$	<= 60%	42%	46%	44%	46%	43%	44%
Unencumbered leverage ratio		<= 60%	46%	52%	49%	51%	46%	48%
Secured leverage ratio		<= 30%	2%	3%	3%	3%	3%	3%
Fixed charge coverage ratio		>= 2.00	5.35	4.52	4.73	5.08	5.16	5.45
Tangible net worth		$650MM + 85% of future equity proceeds	Pass	Pass	Pass	Pass	Pass	Pass

Public Bonds		Requirement	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
Leverage ratio	$	<= 60%	40%	38%	38%	40%	41%	N/A
Secured leverage ratio		<= 40%	2%	2%	3%	3%	3%	N/A
Debt service ratio		>= 1.50	6.93	7.08	5.93	7.33	5.60	N/A
Unencumbered asset ratio		>= 150%	258%	267%	270%	255%	248%	N/A

Credit Ratings	Moody's	S&P Global	Fitch Ratings
Senior Unsecured Debt	Baa3	BBB-	BBB-
Issuer	Baa3	BBB-	BBB-
Outlook	Negative	Stable	Stable

[1] *These calculations are made in accordance with the respective debt agreements and may be different than other metrics presented.*

FINANCIAL

A DISCIPLINED APPROACH TO VALUE CREATION

- STEADY REVENUE AND CASH FLOW GROWTH
- STRONG RELATIVE LONG-TERM PERFORMANCE
- STRONG DIVIDEND AND HEALTHY PAYOUT RATIO

Cash NOI: 2.0% CAGR (dollars in millions)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$251.5
$271.5
$290.5
$302.8
$272.6
2017
2018
2019
2020
2021

Adjusted EBITDA: 0.2% CAGR (dollars in millions)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$265.0
$279.8
$298.4
$307.4
$266.6
2017
2018
2019
2020
2021

Normalized FAD: 1.4% CAGR (dollars in millions)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$198.0
$214.4
$226.5
$239.7
$209.5
2017
2018
2019
2020
2021

NFFO Per Share: (3.4)% CAGR


$6
$5
$4
$3
$2
$1
$0
$5.29
$5.46
$5.50
$5.60
$4.60
2017
2018
2019
2020
2021

PERFORMANCE

Normalized FFO / Share (CAGR) NHI vs Peer Avg


10%
8%
6%
4%
2%
0%
2-Year
(8.5)%
(8.6)%
3-Year
(5.6)%
(7.6)%
4-Year
(3.4)%
(6.4)%
5-Year
(1.1)%
(6.2)%
6-Year
(0.3)%
(4.9)%

Peer Average Source: Wells Fargo Securities; based on FY 2021 actual results

Dividends / Share (CAGR) NHI vs Peer Avg


10%
8%
6%
4%
2%
0%
2-Year
(4.8)%
(9.2)%
3-Year
(1.7)%
(8.0)%
4-Year
(-)%
(5.8)%
5-Year
1.1%
(5.3)%
6-Year
1.9%
(4.3)%

Peer Average Source: Wells Fargo Securities; based on results through 1Q 2022

Dividends Regular Special


$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

General & Administrative Cost as % of Total Revenue


9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
4.4%
4.3%
4.2%
4.0%
6.2%
2017
2018
2019
2020
2021

Total Return NHI MSCI US REIT Index S&P 500 TR Index


400%
350%
300%
250%
200%
150%
100%
50%
0%
(1.8)%
37.3%
68.2%
3 Year
17.7%
58.5%
109.9%
5 Year
33.5%
70.1%
150.4%
7 Year
124.3%
153.2%
292.0%
10 Year

Regular Dividends and Payout Ratio


DIVIDEND PER SHARE
NFFO PAYOUT RATIO
$4.40
$4.20
$4.00
$3.80
$3.60
$3.40
$3.20
$3.00
85%
80%
75%
70%
65%
60%
55%
50%
$3.80
$4.00
$4.20
$4.41
$3.80
2017
2018
2019
2020
2021

BALANCE SHEETS

(in thousands, except share and per share amounts)

		March 31, 2022		December 31, 2021
Assets				
Real estate properties				
Land	$	180,503	$	186,658
Buildings and improvements		2,601,905		2,707,422
Construction in progress		851		468
		2,783,259		2,894,548
Less accumulated depreciation		(582,175)		(576,668)
Real estate properties, net		2,201,084		2,317,880
Mortgage and other notes receivable, net		316,390		299,952
Cash and cash equivalents		36,121		37,412
Straight-line rent receivable		94,739		96,198
Assets held for sale, net		131,988		66,398
Other assets		22,181		21,036
Total Assets	$	2,802,503	$	2,838,876
Liabilities and Stockholders' Equity				
Debt	$	1,249,044	$	1,242,883
Accounts payable and accrued expenses		19,112		23,181
Dividends payable		41,265		41,266
Lease deposit liabilities		—		8,838
Deferred income		4,285		5,725
Total Liabilities		1,313,706		1,321,893
Commitments and Contingencies				
National Health Investors Stockholders' Equity:				
Common stock, $0.01 par value; 100,000,000 shares authorized;				
45,850,868 and 45,850,599 shares issued and outstanding, respectively		459		459
Capital in excess of par value		1,596,258		1,591,182
Cumulative dividends in excess of net income		(117,424)		(84,558)
Accumulated other comprehensive loss		—		—
Total National Health Investors Stockholders' Equity		1,479,293		1,507,083
Noncontrolling interests		9,504		9,900
Total Equity		1,488,797		1,516,983
Total Liabilities and Stockholders' Equity	$	2,802,503	$	2,838,876

STATEMENTS OF INCOME

(in thousands, except share and per share amounts)

Quarter Ended March 31,		2022		2021
Revenues		*(unaudited)*		*(unaudited)*
Rental income	$	64,559		74,749
Interest income and other		6,768		6,136
		71,327		80,885
Expenses				
Depreciation		18,272		20,806
Interest		10,198		12,973
Legal		1,827		130
Franchise, excise and other taxes		244		233
General and administrative		8,101		7,989
Taxes and insurance on leased properties		3,038		2,161
Loan and realty (gains) losses		24,528		(50)
		66,208		44,242
Loss on note retirement		(151)		(451)
Gains (losses) from equity method investment		297		(808)
Gain on sale of real estate		2,981		—
Net income	$	8,246	$	35,384
Less: net (income) loss attributable to noncontrolling interests		153		(52)
Net income attributable to common stockholders	$	8,399	$	35,332
Weighted average common shares outstanding:				
Basic		45,850,686		45,305,087
Diluted		45,851,061		45,357,773
Earnings per common share:				
Net income attributable to common stockholders - basic	$	0.18	$	0.78
Net income attributable to common stockholders - diluted	$	0.18	$	0.78

RECONCILIATIONS

(in thousands, except share and per share amounts)

Quarter Ended March 31,		2022		2021
		(unaudited)		*(unaudited)*
Net income attributable to common stockholders	$	8,399	$	35,332
Elimination of certain non-cash items in net income:				
Depreciation		18,272		20,806
Depreciation related to noncontrolling interests		(210)		(210)
Gains on sale of real estate		(2,981)		—
Impairment of real estate		24,604		—
NAREIT FFO attributable to common stockholders		48,084		55,928
Loss on early retirement of debt		151		451
Non-cash write-off of straight-line rent receivable		2,139		—
Normalized FFO attributable to common stockholders		50,374		56,379
Straight-line lease revenue, net		(3,219)		(4,241)
Straight-line lease revenue, net, related to noncontrolling interests		22		24
Straight-line lease expense related to equity method investment		(8)		25
Amortization of lease incentives		252		260
Amortization of original issue discount		80		54
Amortization of debt issuance costs		562		705
Amortization related to equity method investment		(236)		535
Note receivable credit loss expense		(76)		(50)
Non-cash stock-based compensation		5,083		5,446
Equity method investment capital expenditures		(105)		(105)
Equity method investment non-refundable fees received		(60)		519
Normalized FAD attributable to common stockholders	$	52,669	$	59,551

BASIC				
Weighted average common shares outstanding		45,850,686		45,305,087
NAREIT FFO attributable to common stockholders per share	$	1.05	$	1.23
Normalized FFO attributable to common stockholders per share	$	1.10	$	1.24
DILUTED				
Weighted average common shares outstanding		45,851,061		45,357,773
NAREIT FFO attributable to common stockholders per share	$	1.05	$	1.23
Normalized FFO attributable to common stockholders per share	$	1.10	$	1.24
PAYOUT RATIOS				
Regular dividends per common share	$	0.90	$	1.1025
Normalized FFO payout ratio per diluted common share		81.8%		88.9%
Dividends declared	$	41,266	$	50,550
Normalized FFO payout ratio		81.9%		89.7%
Normalized FAD payout ratio		78.3%		84.9%

RECONCILIATIONS

(dollars in thousands)

Adjusted EBITDA Reconciliation	Quarter Ended March 31, 2022		2021	
Net income	$	8,246	$	35,384
Interest expense		10,198		12,973
Franchise, excise, and other taxes		244		233
Depreciation		18,272		20,806
NHI's share of EBITDA adjustments for unconsolidated entities		678		688
Gain on sale of real estate		(2,981)		—
Impairment of real estate		24,604		—
Loss on note retirement		151		451
Non-cash write-off of straight-line rent receivable		2,139		—
Note receivable credit loss expense		(76)		(50)
Adjusted EBITDA	$	61,475	$	70,485
Interest expense at contractual rates		9,558	$	10,452
Interest rate swap payments, net		—		1,778
Principal payments		98		94
Fixed Charges	$	9,656	$	12,324
Fixed Charge Coverage		6.4x		5.7x

Net Debt to Adjusted EBITDA		
Consolidated Total Debt	$	1,249,044
Less cash and cash equivalents		(36,121)
Consolidated Net Debt	$	1,212,923
Adjusted EBITDA	$	61,475
Annualizing Adjustment		184,425
Annualized impact of recent investments, disposals and payoffs		(42)
	$	245,858
Consolidated Net Debt to Adjusted EBITDA		4.9x

Cash NOI		Q1 2022		Q1 2021
Rental income	$	64,559	$	74,749
Straight-line rent income		(1,080)		(4,241)
Taxes and insurance on leased properties		(3,038)		(2,161)
Amortization of lease incentives		252		260
Lease payments received from tenants	$	60,693	$	68,607
Interest income and other		6,768		6,136
Amortization of commitment fees and discounts		(133)		(136)
Cash NOI	$	67,328	$	74,607
Period over Period change ($)	$	(7,279)		
Period over Period change (%)		(9.76)%		

DISPOSITIONS

(dollars in thousands)

BUILDING/ TENANT	UNITS	BUILDINGS	NET PROCEEDS	ANNUALIZED CASH RENT[1]	ANNUALIZED CASH NOI[1]	IMPLIED CASH RENT YIELD[1]	IMPLIED CASH NOI YIELD[1]	EBITDARM COVERAGE[1]
SENIOR HOUSING DISPOSITIONS								
Q2 2021								
Bickford	247	6	$ 39,924[2]					
Q3 2021								
Holiday	1,030	9	119,799					
Q3 2021								
Senior Living Management	131	1	12,847					
Q4 2021								
Brookdale Senior Living	76	1	11,880					
Q4 2021								
Senior Living Management	98	1	7,275					
Q4 2021								
Genesis Healthcare	180	1	3,723					
Q1 2022								
Vitality Senior Living	135	1	8,302					
Q2 2022								
Holiday Retirement	83	1	3,020					
Q2 2022								
Chancellor Health Care	74	2	7,305					
TOTAL SENIOR HOUSING	2,056	23	$ 214,075	$ 19,538	$ 4,559	9.1%	2.1%	0.50x
HOSPITAL & MOB DISPOSITIONS								
Q2 2021								
North Okaloosa	110	1	$ 3,887					
Q3 2021								
Trustpoint Hospital	217	1	31,215					
Q3 2021								
Kentucky River	55	1	8,314					
Q1 2022								
Pasadena	24	1	4,868					
TOTAL HOSPITAL & MOB	406	4	$ 48,284	$ 7,023	$ 3,057	14.5%	6.3%	3.13x
TOTAL DISPOSITIONS	2,460	27	$ 262,359	$ 26,560	$ 7,617	10.1%	2.9%	1.20x

[1] Based on annualized three-month results through the most recent quarter in which the building was sold.
[2] Excludes a $13.0 million second mortgage note provided by NHI.

DEFERRALS, ABATEMENTS & COLLECTIONS[3]

(dollars in thousands)

DEFERRALS	2020	Q1 2020	Q2 2021	Q3 2021	Q4 2021	2021	Q1 2022	CUMULATIVE
Bickford	$ 3,750	$ 3,750	$ 6,500	$ 3,500	$ 4,500	$ 18,250	$ 4,000	$ 26,000
All Others	1,232	447	2,201	1,675	2,433	6,756	3,587	11,575
Total	$ 4,982	$ 4,197	$ 8,701	$ 5,175	$ 6,933	$ 25,006	$ 7,587	$ 37,575

ABATEMENTS	2020	Q1 2020	Q2 2021	Q3 2021	Q4 2021	2021	Q1 2022	CUMULATIVE
Bickford	$ 2,100	$ —	$ —	$ —	$ —	$ —	$ 1,463	$ 3,563
All Others	50	—	242	242	758	1,242	772	2,064
Total	$ 2,150	$ —	$ —	$ —	$ 758	$ 758	$ 2,236	$ 5,627

COLLECTIONS	2020	Q1 2020	Q2 2021	Q3 2021	Q4 2021	2021	Q1 2022	CUMULATIVE
Bickford	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
All Others	—	—	—	44	—	82	44	125
Total	$ —	$ —	$ —	$ 44	$ —	$ 82	$ 44	$ 125

[3] Includes all rent concessions accounted for as variable lease payments and as lease modifications.

PORTFOLIO OPTIMIZATION

2020

2/21/20	NHI Stock Peaks at $90.79
3/6/20	COVID Impacts Market
3/18/20	NHI Begins Weekly COVID Updates
6/16/20	NHI Provides First Monthly Business Update
6/16/20	NHI Provides First Monthly Business Update
11/10/20	Bickford Granted $3.75MM Deferral

2021

1/19/21	Inaugural $400MM bond at 3.09% YTM
4/30/21	Completes Sale of 6 Bickford Properties for $52.9MM
5/11/21	NHI Announces Portfolio Optimization Plan to Dispose of $250-$400MM
6/3/21	NHI Announces 18.4% Dividend Reduction
8/1/21	WELL Stops Rent Payments
8/19/21	Completes Sale of 8 Holiday Properties for $115.0MM
9/30/21 - 12/31/21	Completes Sale of 5 SH Properties for $35.7MM
11/8/21	Announces Plans for Bickford & Holiday
12/15/21	Restructures Discovery Lease
12/27/21	Files Suit Against WELL

2022

3/1/22	Restructures Bickford Lease
3/31/22 - 4/15/22	Completes Sale of 4 SH Properties for $18.6MM
4/1/22	Transitions Holiday Properties to SHOP
4/4/22	Dismisses WELL Lawsuit
4/18/22	NHI Provides Guidance and Announces Share Buyback

EBITDARM COVERAGE IMPROVEMENT FROM DISPOSTIONS


0.93x
0.98x
1.51x
1.54x
0.76x
0.82x
0.81x
0.86x
SHO
NHI
Bickford
Holiday
Pre-Dispositions
Post-Dispositions

NOI AS % OF CONTRACTUAL NOI SINCE PANDEMIC BEGAN

	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22
QTD	100.0%	100.0%	96.6%	94.3%	94.7%	87.0%	86.0%	81.7%	88.2%
Cumulative	100.0%	100.0%	98.3%	96.9%	96.4%	94.5%	93.1%	91.5%	91.1%

GLOSSARY

ANNUALIZED REVENUES

The term Annualized Revenue refers to the amount of revenue that our portfolio would generate if all leases and mortgages were in effect for the twelve-month calendar year, regardless of the commencement date, maturity date, or renewals. Therefore, annualized revenue is used for financial analysis purposes, and is not indicative of actual or expected results.

ADJUSTED EBITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes our proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

CAGR

The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period.

FFO, NORMALIZED FFO & FAD

These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs. Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

In addition to the adjustments included in the calculation of Normalized FFO, Normalized FAD excludes the impact of any straight-line rent revenue, amortization of the original issue discount on our senior unsecured notes, amortization of debt issuance costs, non-cash stock based compensation, as well as certain non-cash items related to our equity method investment.

Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our senior unsecured notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock based compensation as well as certain non-cash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

FACILITY TYPES

SHO - Senior housing
EFC - Entrance Fee Community
SNF - Skilled nursing facility
HOSP - Hospital
MOB - Medical office building

FIXED CHARGES

The term Fixed Charges refers to interest expense and debt principal.

Peer Average

The peer average calculations provided by Wells Fargo Securities include the following diversified healthcare REITs:

Ventas, Inc.
Welltower, Inc.
LTC Properties, Inc.
Healthpeak Properties
Sabra Health Care REIT, Inc.

STABILIZED LEASE

A newly acquired triple-net lease property is generally considered stabilized upon lease-up (typically when senior-care residents occupy at least 85% of the total number of certified units over at least a 12 month period) Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above.

TOTAL RETURN

The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the dividend payment date.

WACY

The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid.